SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007

ITEX Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 160th Avenue SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 14, 2007, ITEX Corporation issued a press release announcing the results of its 2007 annual meeting of stockholders, and acknowledging an unsolicited expression of interest from Western Sizzlin Corporation to commence a registered exchange offer for all of the outstanding shares of ITEX Corporation. The press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit No.	Description

99.1	Press release dated December 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

Date: December 14, 2007
By: /s/ Steven White
Steven White
Chief Executive Officer